United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒                                   Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Aqua Metals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE ON INTERNET
Go to www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE BY FAX
Mark, sign and date your proxy card fax it to (646) 536-3179

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held at the Waterfront Hotel, 10 Washington Street, Oakland, California 94607 on December 21, 2016, at 10:00 a.m. local time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Aqua Metals Inc. Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

The Board of Directors recommends you vote FOR each director nominee:

Proposal 1 Election of Directors

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION:
TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Dr. Stephen R. Clarke   02 Thomas Murphy   03 Vincent L. DiVito

04 Mark Slade   05 Mark Stevenson

The Board of Directors recommends you vote FOR Proposal 2:

Proposal 2 To ratify the appointment of Armanino LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

☐ VOTE FOR   ☐ VOTE AGAINST   ☐ ABSTAIN

NOTE: Such other business as may properly come before the meeting and any adjournment thereof.

Date ____________   **Signature** ____________   **Signature, if held jointly** ____________

* SPECIMEN *   AC:ACCT9999   90.00

AQUA METALS, INC.

Proxy for the Annual Meeting of Stockholders

TO BE HELD ON DECEMBER 21, 2016

AQUA METALS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received notice of the meeting and management’s Proxy Statement therefore, and revoking all prior proxies, hereby appoints Stephen Clarke and Thomas Murphy, and each of them with full power of substitution, as proxy to represent and vote and act upon the following matters in respect of all shares of Common Stock of Aqua Metals, Inc., a Delaware corporation (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on December 21, 2016, at 10:00 a.m., local time, at the Waterfront Hotel, 10 Washington Street, Oakland, California 94607, and at any adjournment or postponement thereof. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed herein. If no direction is made, the proxy shall be voted “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” Proposal 2.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponements or adjournments of the meeting.

Please check here if you plan to attend the Annual Meeting of Stockholders on December 21, 2016 at 10:00 a.m.	☐

(Continued and to be signed on Reverse Side)